SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY REGISTRANT [ X ]            FILED BY A PARTY OTHER THAN REGISTRANT [  ]


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[ ]  Preliminary Proxy Statement
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          Diversified Investors Portfolios - Special Equity Portfolio
                (Name of Registrant as Specified In Its Charter)

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                        DIVERSIFIED INVESTORS PORTFOLIOS
                             4 Manhattanville Road
                            Purchase, New York 10577

June 11, 1999

Dear Investor:

On July 13, 1999 at 12:00 noon (Eastern time) we will hold a special meeting of investors in Special Equity Portfolio, a series of Diversified Investors Portfolios, to vote on important proposals relating to the Portfolio.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Items 1 and 2 have been carefully considered by the Board of Trustees of Diversified Investors Portfolios, which is responsible for protecting your interests as an investor. The Board of Trustees of Diversified Investors Portfolios believes that the proposals are fair and reasonable and recommends that you vote in favor of the proposals.

The proposals you will vote on for the Portfolio are summarized below. Complete information is contained in the enclosed Proxy Statement.

     ITEM 1. To vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and RS Investment Management, L.P.

     ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

After you have voted on Items 1 and 2, please be sure to RETURN YOUR SIGNED PROXY CARD.

This is your opportunity to voice your opinion on matters affecting the Portfolio. Your participation is extremely important, no matter how large or small the beneficial interest you own.

We appreciate your prompt response.  Thank you.

Sincerely,


Robert F. Colby
Secretary

                            SPECIAL EQUITY PORTFOLIO
                  a series of Diversified Investors Portfolios
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                     NOTICE OF SPECIAL MEETING OF INVESTORS

                            To be held July 13, 1999


A Special Meeting of Investors of SPECIAL EQUITY PORTFOLIO, a series of Diversified Investors Portfolios, will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on July 13, 1999 at 12:00 noon, Eastern time, for the following purposes:

     ITEM 1. To vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and RS Investment Management, L.P.

     ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.

Only investors of record on May 14, 1999 will be entitled to vote at the Special Meeting of Investors and at any adjournments thereof.

                                                   Robert F. Colby, Secretary

June 11, 1999

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION.

                            SPECIAL EQUITY PORTFOLIO
                  a series of Diversified Investors Portfolios
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                                PROXY STATEMENT

This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Diversified Investors Portfolios (the "Trust") for use at a special meeting of investors in Special Equity Portfolio (the "Portfolio"), a series of the Trust, or any adjournment thereof, to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on July 13, 1999, 12:00 noon, Eastern time (the "Meeting"). The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting. These materials are being mailed by the Board of Trustees of the Trust on or about June 11, 1999.

The Portfolio is one of thirteen series of the Trust, which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993. The Portfolio was designated as a separate series of the Trust on September 1, 1993. The mailing address of the Trust is 4 Manhattanville Road, Purchase, New York 10577.

The Portfolio commenced operations on January 3, 1994. The annual report for the Portfolio for the period ended December 31, 1998, including audited financial statements, has previously been sent to investors and is available upon request without charge by contacting Catherine A. Mohr, Diversified Investors Portfolios, 4 Manhattanville Road, Purchase, New York 10577 or by calling the Trust toll-free at (800) 926-0044.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

If the accompanying form of proxy is executed properly and returned, the beneficial interest represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, the beneficial interest will be voted for proposed Items 1 and 2. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

If sufficient votes to approve the proposed Items 1 and 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those beneficial interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all beneficial interests that they are entitled to vote with respect to each Item for the proposed adjournment, unless directed to disapprove the Item, in which case such beneficial interests will be voted against the proposed adjournment.

The presence in person or by proxy of the holders of a majority of the outstanding beneficial interests of the Portfolio entitled to vote is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as beneficial interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be borne by the Portfolio. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. The Portfolio may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

The close of business on May 14, 1999 has been fixed as the Record Date for the determination of investors entitled to notice of and to vote at the Meeting. $935,344,837.39 in beneficial interests were outstanding as of the close of business on the Record Date. Investors of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests bear to the total beneficial interests in the Portfolio.

BACKGROUND

The Portfolio is a master fund within a two-tier, master/feeder mutual fund structure. Interests in the Portfolio are sold to accredited investors in private placement transactions which do not involve a public offering under the Securities Act of 1933, as amended.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November 10, 1998. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval. Subject to the terms of the Advisory

Agreement, the Adviser is responsible for the management of the Portfolio, selects and employs, subject to the review and approval of the Board of Trustees of the Trust, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time. Currently, the Portfolio has four subadvisers.

Prior to March 26, 1999, Ark Asset Management Co., Inc. ("Ark"), a corporation having its principal offices at 125 Broad Street, New York, New York, served as one of the investment subadvisers of the Portfolio pursuant to an Investment Subadvisory Agreement between Ark and the Adviser. As subadviser, Ark was responsible for investing the Portfolio's assets in a manner consistent with the terms of the Investment Subadvisory Agreement and the investment objectives of the Portfolio. The Ark Subadvisory Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, on November 10, 1998. The Ark Subadvisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval.

At a special meeting of the Board of Trustees of the Trust held on March 24, 1999, the Board considered, at the Adviser's recommendation, the termination of Ark as the subadviser of the Portfolio. The Board reviewed Ark's investment performance as subadviser and the manner in which Ark was managing the assets of the Portfolio allocated to it. The Board then reviewed the Adviser's procedures for selecting a new subadviser. As discussed in Item 1 below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the Ark Subadvisory Agreement and enter into a new subadvisory agreement with RS Investment Management, L.P. ("RS"). Accordingly, effective March 26, 1999, the Adviser terminated the Ark Subadvisory Agreement and entered into a Subadvisory Agreement with RS.

In accordance with the requirements of the 1940 Act, the RS Subadvisory Agreement must be approved by the holders of beneficial interests in the Portfolio.

     ITEM 1. TO VOTE TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND RS INVESTMENT MANAGEMENT, L.P.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The terms of the RS Subadvisory Agreement are similar to those of the Ark Subadvisory Agreement. The material differences between the new Subadvisory Agreement and the Ark Subadvisory Agreement are the identity of the service provider, the effective date and termination date and the compensation payable by the Adviser to the subadviser.

A description of the investment advisory fees to be paid by the Adviser to RS is set forth below under the caption "Investment Advisory Fees."

The RS Subadvisory Agreement became effective on March 26, 1999 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will continue in effect through March 26, 2001 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The RS Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The RS Subadvisory Agreement may also be terminated by RS upon 90 days' advance written notice to the Adviser. The RS Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the RS Subadvisory Agreement, as under the Ark Subadvisory Agreement, RS will furnish continuing portfolio management services to the Portfolio with respect to the assets of the Portfolio allocated to it, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. Investment management decisions of RS will be made by committee and not by managers individually. RS will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Ark Subadvisory Agreement, the RS Subadvisory Agreement provides that the subadviser shall be responsible only for managing the assets of the Portfolio in good faith and in accordance with investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) diversification or selection of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or
(v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by the Adviser for any loss in carrying out the terms and provisions of the agreement, including reasonable attorney's fees, indemnification to brokers and commission merchants, fines, taxes, penalties and interest. Each subadviser, however, shall be liable for any liability, damages, or expenses of the Adviser arising out of the negligence, malfeasance or violation of applicable law by it or any of its employees in providing management under its Subadvisory Agreement; and, in such cases, the indemnification by the Adviser referred to above shall be inapplicable.

Investors should refer to Exhibit A attached hereto for the complete terms of the RS Subadvisory Agreement. The description of the Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the Subadvisory Agreement as set forth in such Exhibit.

INVESTMENT ADVISORY FEES

Under the RS Subadvisory Agreement, the Adviser (not the Portfolio) pays the subadviser for its services on the basis of the following annual fee schedule:


                              Fee Schedule for RS

 .50% of the first $100 million of net assets of the Portfolio allocated to RS .40% of net assets of the Portfolio allocated to RS in excess of $100 million


Under the RS Subadvisory Agreement, as under the Ark Subadvisory Agreement, net assets are equal to the market value of the Portfolio. Fees are calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio allocated to RS by the fee schedule and dividing by twelve. Fees are paid by the Adviser quarterly.

The RS Subadvisory Agreement provides that if at any time during the term of the Subadvisory Agreement, RS charges another of its clients a lower fee than that set forth above for the management of a similarly structured special equity fund, then the Adviser will also be charged the lower rate by RS. The Adviser will benefit from the lower rate from the first day that it is in effect for the other client.

Under the Ark Subadvisory Agreement, the Adviser (not the Portfolio) paid Ark for its services on the basis of the following annual fee schedule:


                                Ark Fee Schedule

            .50% of the net assets of the Portfolio allocated to Ark


Under the Ark Subadvisory Agreement, net assets were equal to the market value of the Portfolio. Fees were calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio allocated to Ark by the fee schedule and dividing by twelve. Fees were paid by the Adviser quarterly.

Approval of the RS Subadvisory Agreement, by itself, would have no effect upon the amount of advisory fees paid by the Portfolio to the Adviser. The Adviser, not the Portfolio, pays investment advisory fees to RS as subadviser to the Portfolio.

Fees payable to Ark for services provided pursuant to the Ark Subadvisory Agreement for the period from January 1, 1998 to December 31, 1998 were $887,477.23. Neither Ark nor any affiliated person of Ark, nor any affiliated person of any such affiliated person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1998. There were no other material payments by the Adviser or the Portfolio to Ark, any affiliated person of Ark, or any affiliated person of any such affiliated person, during the fiscal year of the Portfolio ended December 31, 1998.

Fees that would have been payable to RS for services provided pursuant to the RS Subadvisory Agreement for the period from January 1, 1998 to December 31, 1998, had the RS Subadvisory Agreement been in effect for such period are $809,981.78. This fee represents a 8.7% decrease in the amount of fees that would have been payable to Ark for such period under the Ark Subadvisory Agreement.

As of December 31, 1998, the Portfolio had net assets of $924,089,884.

For the Portfolio's fiscal year ended December 31, 1998, no commissions were paid to any broker (i) that is an affiliated person of the Portfolio, (ii) that is an affiliated person of any affiliated person of the Portfolio, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Ark, RS or the distributor of the Portfolio.

INFORMATION REGARDING RS

RS is a California limited partnership having an office at 388 Market Street, San Francisco, CA 94111. RS Investment Management Co. LLC ("New RSIM") is the General Partner of RS. RS Regulated 1, LLC is the Limited Partner of RS.

The principal investors in RS were employees of Robertson, Stephens Investment Management Co. ("Old RSIM") prior to 1997. Old RSIM was acquired by Bank of America in October, 1997, and became an indirect subsidiary of Nationsbank Corp. in October, 1998 as a result of the merger of BankAmerica Corp. with Nationsbank Corp. In February 1999, the principal investors left Old RSIM and formed New RSIM. RS is registered with the SEC as an investment adviser.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal investors in New RSIM and the principal executive officer of New RSIM, as of February 28, 1999. The principal business address of each individual, as it relates to his or her duties at RS, is the same as that of RS, unless noted below.

NAME                     POSITION WITH RS       PRINCIPAL OCCUPATION


George Randall Hecht     President and Chief    President and Chief Executive
                         Executive Officer      Officer of RS


Paul Harbor Stephens     Managing Director      Portfolio Manager


James Callinan           Managing Director      Portfolio Manager


Andrew Pilara            Managing Director      Portfolio Manager


No officer or director of the Fund currently is an officer or employee of RS or New RSIM. No officer or Trustee of the Portfolio Trust has any other material direct or indirect interest in RS or any other person controlling, controlled by or under common control with RS. Since January 1, 1998, none of the Trustees of the Portfolio Trust has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which RS was or is to be a party.

MANAGEMENT ACTIVITIES. As of April 30, 1999, RS had approximately $2.5 billion of assets under management.

RS acts as investment manager for registered investment companies with investment objectives similar to the Portfolio's investment objective of providing a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. The name of each such fund, together with information concerning the fund's net assets and the fees paid to RS for its services, are set forth in Exhibit B.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Trust authorized the Adviser to terminate the Ark Subadvisory Agreement and approved the RS Subadvisory Agreement at a meeting held on March 24, 1999.

Before authorizing the Adviser to terminate the Ark Subadvisory Agreement, the Board of Trustees of the Trust reviewed with the Adviser its recommendation that the services of Ark as subadviser of the Portfolio be terminated. The Adviser reported that the Portfolio's current prospectus states that the Portfolio "emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion." The Adviser noted that while all four of the Portfolio's subadvisers invested some amount in securities of mid-cap issuers (meaning issuers with capitalizations between $1.5 billion and $7 billion), Ark had consistently invested the highest amount in mid-cap issuers. As a result, while Ark's investment performance had been good, the Adviser recommended that management responsibilities of the Portfolio be transferred to a subadviser who would place a greater emphasis on small-cap issuers. The Board of Trustees then reviewed the Adviser's procedures for selecting a new subadviser. The Trustees considered information with respect to RS and whether the RS Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Trustees considered the nature and quality of services expected to be provided by RS and reviewed and discussed information regarding the subadviser's fees and performance. In evaluating the subadviser's ability to provide services to the Portfolio, the Trustees considered information as to the subadviser's business organization, financial resources, personnel and other matters. The Trustees compared the investment performance of certain equity accounts advised by RS having investment objectives similar to the Portfolio against various benchmarks and to the investment performance of the Portfolio's assets as managed by Ark.

Based upon its review, the Board of Trustees concluded that (a) for relevant periods Ark's investment management style had been somewhat inconsistent with the Portfolio's small- to mid-cap objectives, (b) the terms of the RS Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (c) the fees provided in the RS Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Ark Subadvisory Agreement, approved the RS Subadvisory Agreement and voted to recommend the approval of the RS Subadvisory Agreement by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE

Approval of each Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the issuer's outstanding voting securities (a "1940 Act Majority").

In the event that the RS Subadvisory Agreement does not receive the requisite investor approval, the Adviser would negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT INVESTORS IN THE PORTFOLIO VOTE FOR APPROVAL OF THE RS SUBADVISORY AGREEMENT.

     ITEM 2. TO AUTHORIZE THE BOARD OF TRUSTEES OF THE TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF INVESTORS.

As discussed above, the Adviser selects and employs one or more subadvisers to make the day-to-day investment selections for the Portfolio, and reviews the subadvisers' continued performance. See "Background." The Adviser may terminate the services of any subadviser at any time; however, retaining the services of a new subadviser currently requires Portfolio investor approval.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by investors. This requirement currently applies to the appointment of any new or replacement subadviser to the Portfolio. However, the Trust has received exemptive relief from the Securities and Exchange Commission from these investor vote requirements. If this proposed Item 2 is approved by the Portfolio's investors, the Board of Trustees of the Trust would be able, without further investor approval, to appoint additional or replacement subadvisers so long as certain requirements are complied with. The Trustees would not, however, be able to replace the Adviser as investment adviser without complying with the 1940 Act and applicable regulations governing investor approval of advisory contracts.

This Item 2 is intended to facilitate the efficient supervision and management of the subadvisers by the Adviser and the Trustees of the Trust. The Adviser continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees of the Trust replace a subadviser or appoint additional subadvisers, depending on the Adviser's assessment of which subadviser or combination of subadvisers it believes will optimize the Portfolio's chances of achieving its investment objective. If the Portfolio's investors approve this proposed Item 2, the Portfolio would no longer be required to call an investor meeting each time a new subadviser is appointed.

Investor meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of investor scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of investor approval, any proposal to add or replace subadvisers would receive careful review. First, the Adviser would assess the Portfolio's needs and, if it believed additional or replacement subadvisers could benefit the Portfolio, would search for available investment subadvisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Trustees of the Portfolio Trust, including a majority of the Independent Trustees. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its investors, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with the conditions contained in the Securities and Exchange Commission exemptive order, which include that the Portfolio furnish to its investors certain information about the additional or replacement subadvisers.

The Trustees of the Trust believe that the proposed authority for the Board of Trustees of the Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors is in the best interests of the investors in the Portfolio.

REQUIRED VOTE

Authorizing the Board of Trustees of the Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors will require the approval of a 1940 Act Majority of the outstanding voting securities of the Portfolio, present in person or represented by proxy at a meeting of investors in the Portfolio.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE INVESTORS IN THE PORTFOLIO VOTE FOR AUTHORIZING THE TRUSTEES OF THE TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF INVESTORS.

     ITEM 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF INVESTORS AND ANY ADJOURNMENTS THEREOF.

Management of the Trust knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in such proxy.

                             ADDITIONAL INFORMATION

The Portfolio's exclusive placement agent is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Portfolio's

Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

As of the Record Date, no Trustees or officers of the Trust owned beneficially or had the right to vote any outstanding interests in the Portfolio.

As of the Record Date, the following persons owned of record or had the right to vote 5% or more of the outstanding beneficial interests in the Portfolio:


   Name and Address of    Amount and Nature of            Percent of
      Record Owner          Record Ownership         Beneficial Interests


AUSA Life Insurance          $316,189,611.72                 33.80%
 Company, Inc.
4 Manhattanville Road
Purchase, NY  10577


Diversified Investment       $184,147,274.55                     19.69%
  Advisors Collective
  Trust
4 Manhattanville Road
Purchase, NY  10577


Diversified Investors        $165,308,916.41                 17.67%
  Funds Group
4 Manhattanville Road
Purchase, NY  10577


The Mutual Life Insurance    $269,699,034.71                     28.83%
  Company of New York
4 Manhattanville Road
Purchase, NY  10577



The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                           By Order of the Board of Trustees,


                           Robert F. Colby, Secretary

June 11, 1999

PROXY CARD                                                            PROXY CARD

                            SPECIAL EQUITY PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                   A PROXY FOR A SPECIAL MEETING OF INVESTORS
                            TO BE HELD JULY 13, 1999

     The undersigned, revoking all Proxies heretofore given, hereby appoints each of Tom A. Schlossberg, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned beneficial interests in Special Equity Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Investors of the Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on July 13, 1999, at 12:00 noon, Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and RS Investment Management L.P.:

             ___ FOR           ___ AGAINST         ___ ABSTAIN

2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

             ___ FOR           ___ AGAINST         ___ ABSTAIN


THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    __________________________________
                                    Signature

                                    __________________________________
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                                                                       EXHIBIT A
                       INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of March 26, 1999, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and RS Investment Management, L.P., a Delaware corporation formerly known as Robertson, Stephens & Co. Investment Mgt. L.P. (hereinafter "Subadvisor" or "RS").

                                  WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Special Equity Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees, subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then current Registration Statement on Form N-1A.

        In particular, the Subadvisor shall, without limiting the foregoing:
(i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised.

     Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. The initial Statement of Investment Policy and Guidelines is attached hereto as Appendix I.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which RS is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Diversified understands and agrees that Subadvisor's brokerage practices shall be consistent with the disclosure in Schedule F of Subadvisor's Form ADV, as amended from time to time.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Representations and Warranties of Diversified. Diversified represents and warrants to Subadvisor and agrees with Subadvisor as follows: a. Diversified has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Diversified and is the legal, valid and binding agreement of Diversified, enforceable against Diversified in accordance with its terms. Diversified's execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents (if any) of Diversified or the Portfolio or any obligations by which Diversified or the Portfolio is bound, whether arising by contract, operation of law or otherwise. Diversified is experienced in engaging subadvisors and is aware of the risks associated with such engagements, including the risk that the Portfolio could suffer substantial diminution in value. As of the Effective Date, and at all times during the term of this Agreement, less than twenty-five percent of the Portfolio's assets are and will be assets of "employee benefit plans" within the meaning of the Federal Employee Retirement Income Security Act of 1974, as amended.

     6. Allocation of Investments. Diversified acknowledges and understands that Subadvisor engages in an investment advisory business apart from managing the Portfolio. This will create conflicts of interest with the Portfolio over Subadvisor's time devoted to managing the Portfolio and the allocation of investment opportunities among accounts (including the Portfolio) managed by Subadvisor. Subadvisor will attempt to resolve all such conflicts in a manner that is generally fair to all of its clients. Diversified confirms that Subadvisor may give advice and take action with respect to any of its other clients that may differ from advice given or the timing or nature of action taken with respect to the Portfolio so long as it is Subadvisor's policy, to the extent practicable, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients.

Nothing in this Agreement shall be deemed to obligate Subadvisor to acquire for the Portfolio any Security that Subadvisor or Subadvisor's officers, partners, employees or affiliates may acquire for Subadvisor's or their own accounts or for the account of any other client, if, in the absolute discretion of Subadvisor, it is not practical or desirable to acquire such Security for the Portfolio.

     7. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. To the extent permitted under applicable law, Diversified agrees that Subadvisor will not be liable to Diversified or the Portfolio for any losses incurred by Diversified or the Portfolio that arise out of or are in any way connected with any recommendation or other act or failure to act of Subadvisor under this Agreement, including, but not limited to, any error in judgment with respect to the Portfolio, so long as such recommendation or other act or failure to act does not constitute a breach of Subadvisor's fiduciary duty to Diversified or the Portfolio, or a breach of applicable law, or a breach of the terms of this Agreement. Should any such breach occur the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     8. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement Subadvisor will not subadvise any similar portfolio, any collective trust, open-end investment company registered under the Investment Company Act of 1940, Variable Insurance Contract registered under the Investment Company Act of 1940, or insurance company separate account that are offered to the types of employee benefit plans (referenced in Schedule C) without providing Diversified with 60 days prior written notice. It is understood that Subadvisor shall not be limited by this section 8 with respect to any other portfolio that it may offer (such as a small, medium or large capitalization specific portfolio, a portfolio that includes a significant portion devoted to non-U.S. securities or a commingled vehicle that is not sponsored by a provider of bundled services to the types of employee benefit plans specified on Schedule C).

     9. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     10. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     11. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     12. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 9 hereof.

     13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     14. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     15. Use of Name and Confidentiality. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use. Except as required by law, (a) Subadvisor agrees to maintain in strict confidence all financial information regarding Diversified that is furnished to Subadvisor by Diversified (except that Diversified consents to disclosure of Diversified's identity as a client of Subadvisor), and (b) Diversified agrees to maintain in strict confidence all investment advice and information furnished to Diversified by Subadvisor. Notwithstanding anything to the contrary above, Diversified consents to the use and disclosure by Subadvisor of Subadvisor's investment experience and performance with respect to the Portfolio, without disclosing the identity of Diversified in connection with such experience or performance.

     16. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

     17. Delivery of Information. Diversified acknowledges receipt of Subadvisor's brochure required to be delivered under the Investment Advisers Act of 1940 (including the information in Part II of Subadvisor's Form ADV). Upon written request by Diversified, Subadvisor agrees to deliver annually, without charge, Subadvisor's brochure required by the Investment Advisers Act of 1940.

     18. Third-Party Beneficiaries. Neither party intends for this Agreement to benefit any third party not expressly named in this Agreement.

     19. Binding Arbitration. The parties waive their right to seek remedies in court, including any right to a jury trial. The parties agree that in the event of any dispute between the parties arising out of, relating to or in connection with this Agreement or the Portfolio, such dispute shall be resolved exclusively by arbitration to be conducted only in New York, New York in accordance with the rules of JAMS/ENDISPUTE applying the laws of New York. Disputes shall not be resolved in any other forum or venue. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in resolving disputes regarding the securities business, that discovery shall not be permitted except as required by the rules of JAMS/ENDISPUTE, that the arbitration award shall not include factual findings or conclusions of law and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or to seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered on it in any court of competent jurisdiction in New York, New York or as otherwise provided by law.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                  Diversified Investment Advisors, Inc.


                                  By: /s/ John F. Hughes

                                  RS Investment Management, L.P.


                                  By: /s/ George R. Hecht

                                  APPENDIX I



                                                                 March 24, 1999




                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES

                                    FOR THE

              RS INVESTMENT MANAGEMENT, L.P. SMALL CAPITALIZATION

                               GROWTH PORTFOLIO

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
            THE RS INVESTMENT MANAGEMENT, L.P. SMALL CAPITALIZATION
                               GROWTH PORTFOLIO


                               TABLE OF CONTENTS


I.    PURPOSE

II.   OBJECTIVES

III.  INVESTMENT GUIDELINES

IV.   PERFORMANCE EVALUATION

V.    COMMUNICATION

VI.   OTHER

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
            THE RS INVESTMENT MANAGEMENT, L.P. SMALL CAPITALIZATION
                               GROWTH PORTFOLIO


I.    PURPOSE

The purpose of this Statement of Investment Policy and Guidelines is to communicate the RS Investment Management, L.P. Small Capitalization Growth Portfolio investment objectives, guidelines and performance evaluation standards adopted by Diversified Investment Advisors and its subadvisor, RS Investment Management, L.P.

This statement is intended to (1) help the subadvisor understand Diversified's investment goals (2) identify portfolio management activities to be employed by the sub-adviser to achieve those goals, and (3) supply Diversified with a tool to monitor and evaluate the operations and performance of the fund.

II.   OBJECTIVES AND CONSTRAINTS

The primary objectives of the fund are:

o To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.
o     To outperform the Russell 2000 Growth Index over full market cycles.
o To achieve mid-second quartile or better performance among a group of peer funds as defined by recognized reporting services and consulting organizations (e.g., Lipper, Frank Russell, Callan).

The primary constraint of the fund is:
o To manage the portfolio without excessive risk relative to the Russell 2000 Growth Index, or peer funds, as measured by annualized standard deviation over 3-5 year periods.

III.  INVESTMENT GUIDELINES

A)    Permissible securities

In addition to legal requirements specified in the Diversified prospectus to conform with SEC requirements:
o Common stocks of small to medium size companies as defined below. As of February 1999, small capitalization firms range from $50 million to $1.5 billion (including the micro cap subset from $50 million to $300 million), and mid-cap companies are defined to be greater than $1.5 billion and less than $7.5 billion.

o     Preferred stocks of small to medium size companies.
o     Convertible debt securities of small to medium size U.S. corporations.
o     ADR's up to 10% of portfolio holdings.

B) Prohibited Securities, and Limitations and Restrictions on Permissible Investments

o No more than 5% of the assets of the portfolio may be invested in the securities of any one issuer (other than U.S. government securities).
o No more than 25% of the assets of the portfolio may be invested in securities of issuers in any one industry.
o No more than 5% of the voting securities of any one issuer may be acquired.
o Illiquid securities may not exceed 1-5% of the portfolio under normal market conditions.
o The portfolio may not borrow funds except for temporary or emergency purposes.

C)    Leverage

The portfolio may not be leveraged beyond short-term (e.g., one to two week) marginal cash overdraft borrowing (e.g., 15% of the portfolio) resulting from temporary cash management.

D)    Derivatives

o     Derivatives may not be used for speculative purposes.

E)    Quality

o     Non-dollar foreign securities are prohibited.

F)    Capitalization Guidelines

Capitalization Range as a % of Dollar-Weighted Average            Allowable  Portfolio Range
                Russell 2000 Growth Index

     Category          Minimum      Maximum                          Minimum      Maximum

     Micro Cap            5%           20%                              0%          70%
     Small Cap           >20%         120%                             30%         100%
     Mid Cap             >120%        600%                              0%          25%
     Large Cap           >600%                                          0%           0%


G)    Risk Controls

o Standard deviation of return not more than 20% greater than the Russell 2000 Growth Index, or the median in a peer universe, over 3-5 year periods.

H)    Cash Management

o Typical cash balances will be maintained in a range of 0-6% under normal circumstances.
o Cash balances will not be less than zero except during temporary overdraft positions to efficiently manage short-term cash requirements during periods of unusual market conditions (e.g., one to seven business days).

IV.   PERFORMANCE EVALUATION

o The performance benchmark for the fund will be the Russell 2000 Growth Index. It is expected that the fund will outperform the benchmark by at least 400 basis points over 3-5 year periods.
o Additionally, it is expected that the fund will be in the upper second quartile of peer universes (specify Lipper, Russell, Callan or Morningstar), or better, over full market cycles.
o The foregoing performance objectives are to be accomplished without taking excessive risk. Specifically, volatility should not exceed the risk control guidelines established in section (G) over 3-5 year periods, and the Sharpe ratio should exceed the peer universe average.

V.    COMMUNICATION

o Monthly - conference calls to explain to designated Diversified analysts: the current portfolio position, recent trades and their rationale, market outlook for the fund, and expected portfolio actions.
o Quarterly - portfolio manager writeups covering material similar to monthly conference calls, but also including material specified by Diversified's communications department.
o Annually - meetings between interested parties to reaffirm or change the Investment Policy Statement. Biannual visits by Diversified personnel at the subadvisor site to update due diligence.
o As needed on an ad hoc basis to explain major market moves between other communications.
o Immediate notification regarding subadvisor change in ownership, change in personnel involved in management of the account, conflicts of interest, pending lawsuits or government investigations, change in investment philosophy or discipline, or large absolute changes in assets under management.


VI.   OTHER

o Explanation of best execution trading practices, including soft dollar arrangements.
o Evidence of disaster recovery plan, including Y2K, and EURO conversion plans.
o Cooperation with outside audits (Diversified's or its clients' auditors, SEC).



Signed: /s/ George R. Hecht
            (RS Investment Management, L.P.)


Signed: /s/ Leonard J. Antes  (March 30, 1999)
            (Diversified Investment Advisors)

                                  SCHEDULE A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Balanced Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

          (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of

1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v)    maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .45% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of

Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                             Diversified Investors Portfolios


/s/ John F. Hughes                    By: /s/ Tom Schlossberg
                                          Tom Schlossberg
                                          Chairman and President



Attest:                             Diversified Investment Advisors, Inc.


/s/ Catherine A. Mohr                 By: /s/ Gerald L. Katz
                                          Gerald L. Katz
                                          Vice President and CFO

                                  SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.


                                 FEE SCHEDULE

                  .50% OF THE FIRST $100M OF NET ASSETS
                  .40% OF NET ASSETS IN EXCESS OF $100M

Net assets are equal to the market value of the Subadvisor's portion of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The sum of the three consecutive months will be paid in arrears on calendar quarters.

RS agrees that if at anytime during the term of this Subadvisory Agreement, RS offers another of its clients a lower fee than that set forth in this Schedule
B for the management of a similarly structured small-cap growth separate account then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for RS's other client. It is understood and agreed by both RS and Diversified that this paragraph is applicable solely to Diversified's small-cap growth Portfolio and not to any other fund/assets which RS now manages or may manage in the future on Diversified's behalf.

                                  SCHEDULE C


Target market for 401(a), 403(b) and 457 plans is those plans between $1 and $250 million.

                                                                      EXHIBIT B

SIMILAR INVESTMENT COMPANIES FOR WHICH RS SERVES AS INVESTMENT ADVISER:

FUND NAME               NET ASSETS AS OF      ANNUAL RATE OF          FEE WAIVERS OR
                        MARCH 31, 1999        COMPENSATION            REDUCTIONS

                                              o   0.64% of net
Ohio National Funds     $3,536,368                assets up to        None
                                                  $100 million

                                              o   0.60% of net
                                                  assets from
                                                  $100-200 million

                                              o   0.55% of net
                                                  assets over $200
                                                  million

Penn Series Funds       $56,423,426           o   0.70% of net
                                                  assets up to $25    RS has agreed that
                                                  million             to the extent that
                                                                      the fund's total
                                              o   0.65% of net        expenses for a fiscal
                                                  assets from $25-    year (excluding
                                                  50 million          certain agreed-upon
                                                                      expenses)exceed a
                                               o  0.60% of net        specified percentage
                                                  assets over $50     of fund assets, RS
                                                  million             shall be responsible
                                                                      to the fund's adviser
                                                                      for one-half of such
                                                                      excess.

SEI Investments         $327,614,420          0.50% of net assets     None
